UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	PSMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

The Company is filing this Amendment No. 1 on Form 8-K to report that on May 23, 2022, the Compensation Committee of the Board of Directors of the Company approved Mr. Hildebrandt’s appointment as Chief Operating Officer in an ongoing, as opposed to acting, capacity and to report his increased compensation.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)Appointment of COO

PriceSmart, Inc., a Delaware corporation (“PriceSmart” or the “Company”), previously announced that John D. Hildebrandt had been appointed Acting Chief Operating Officer, effective March 1, 2022. On May 23, 2022, the Compensation Committee of the Board of Directors of the Company approved Mr. Hildebrandt’s appointment as Chief Operating Officer in an ongoing, as opposed to acting, capacity. The Compensation Committee also approved increased compensation for Mr. Hildebrandt associated with his promotion from Executive Vice President—Operations to Chief Operating Officer, retroactive to May 1, 2022. Under his increased compensation, Mr. Hildebrandt’s salary increased to $625,000 per year, with a target annual cash incentive award of $250,000 and an annual equity incentive award equal to $650,000. The Company intends to enter into an Amended and Restated Employment Agreement between Mr. Hildebrandt and the Company reflecting these terms. The Compensation Committee also approved a cash bonus for Mr. Hildebrandt in the amount of $30,000 in recognition of his holding the Chief Operating Officer position in an acting capacity for the period of March 1, 2022 to April 30, 2022.

ITEM 9.01. Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PriceSmart, Inc.

By:           /s/ FRANCISCO VELASCO

Francisco Velasco

Executive Vice President, General Counsel and Secretary

Date:May 26, 2022